Series Number: 1
For period ending 6/30/14

48)	Investor, A, C & R
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

Institutional
First $1 billion 0.609%
Next $5 billion 0.549%
Next $15 billion 0.505%
Next $25 billion 0.458%
Next $50 billion 0.431%
Next $150 billion 0.428%
Over $246 billion 0.427%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      41,078
                      Institutional Class                                                      1,290
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,681
                                C Class                                            326
R Class                                            321

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.08
                      Institutional Class                                           $11.14
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.94
                                C Class                                            $10.64
R Class                                            $10.89

Series Number: 2
For period ending 6/30/14

48)	Investor, A, C & R
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

Institutional
First $1 billion 0.609%
Next $5 billion 0.549%
Next $15 billion 0.505%
Next $25 billion 0.458%
Next $50 billion 0.431%
Next $150 billion 0.428%
                  Over $246 billion 0.427%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           34,763
                                Institutional Class                                                      1,905
           2. Dividends for a second class of open-end company shares
                                A Class                                           4,162
C Class                                           44
                      R Class                                           42

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.7767
                                 Institutional Class                                           $0.8483
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.6874
C Class                                            $0.4191
R Class                                           $0.5980

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      44,352
                      Institutional Class                                                      2,314
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           6,042
                                C Class                                            142
R Class                                            93

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $38.52
                      Institutional Class                                           $38.55
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $38.48
                                C Class                                            $38.42
R Class                                            $38.51

Series Number: 3
For period ending 6/30/14

48)	Investor, A, C & R
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

Institutional
First $1 billion 0.609%
Next $5 billion 0.549%
Next $15 billion 0.505%
Next $25 billion 0.458%
Next $50 billion 0.431%
Next $150 billion 0.428%
                  Over $246 billion 0.427%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           33,043
                                Institutional Class                                           6,326
                      2. Dividends for a second class of open-end company shares
                      A Class                                                      3,112
C Class                                           44
                                R Class                                                      103
73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.4280
                                 Institutional Class                                           $0.4895
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3511
C Class                                            $0.1210
R Class                                           $0.2745

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      78,441
                      Institutional Class                                                      13,739
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           9,129
                                C Class                                            414
R Class                                            391

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $32.75
                      Institutional Class                                           $32.77
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $32.72
                                C Class                                            $32.50
R Class                                            $32.74

Series Number: 6
For period ending 6/30/14

48)	Investor, A, C & R
First $1 billion 1.009%
Next $5 billion 0.949%
Next $15 billion 0.905%
Next $25 billion 0.858%
Next $50 billion 0.831%
Next $150 billion 0.828%
Over $246 billion 0.827%

Institutional
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           819
                                Institutional Class                                           224
           2. Dividends for a second class of open-end company shares
                      A Class                                           10
C Class                                           -
                                R Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0311
                                 Institutional Class                                           $0.0659
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0036
C Class                                            $0.0000
R Class                                           $0.0000

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      26,122
                      Institutional Class                                                      3,028
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           2,994
                                C Class                                            54
R Class                                            216

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.10
                      Institutional Class                                           $13.15
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.84
                                C Class                                            $12.70
R Class                                            $12.68

Series Number: 7
For period ending 6/30/14

48)	Investor, A, C & R
First $1 billion 1.159%
Next $5 billion 1.099%
Next $15 billion 1.055%
Next $25 billion 1.008%
Next $50 billion 0.981%
Next $150 billion 0.978%
Over $246 billion 0.977%

Institutional
First $1 billion 0.959%
Next $5 billion 0.899%
Next $15 billion 0.855%
Next $25 billion 0.808%
Next $50 billion 0.781%
Next $150 billion 0.778%
Over $246 billion 0.777%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,118
                                Institutional Class                                           162
           2.  Dividends for a second class of open-end company shares
                                A Class                                           263
C Class                                                      -
R Class                                           6

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1067
                                 Institutional Class                                           $0.1426
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0619
C Class                                                      -
R Class                                            $0.0172

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      12,027
                      Institutional Class                                                      1,396
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           5,089
                                C Class                                            1,354
R Class                                            355

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $18.82
                      Institutional Class                                           $18.87
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $18.77
                                C Class                                            $18.21
R Class                                            $18.60

Series Number: 8
For period ending 6/30/14

48)           Investor, A, C & R
First $1 billion 1.519%
Next $5 billion 1.459%
Next $15 billion 1.415%
Next $25 billion 1.368%
Next $50 billion 1.341%
Next $150 billion 1.338%
Over $246 billion 1.337%

Institutional
First $1 billion 1.319%
Next $5 billion 1.259%
Next $15 billion 1.215%
Next $25 billion 1.168%
Next $50 billion 1.141%
Next $150 billion 1.138%
Over $246 billion 1.137%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      4,506
                      Institutional Class                                                      1,474
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           2,840
                                C Class                                            550
                      R Class                                            159

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.24
                      Institutional Class                                           $11.41
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.04
                                C Class                                            $10.42
R Class                                            $10.83

Series Number: 11
For period ending 6/30/14

48)            Investor, A, C & R
First $1 billion 1.289%
Next $5 billion 1.229%
Next $15 billion 1.185%
Next $25 billion 1.138%
Next $50 billion 1.111%
Next $150 billion 1.108%
Over $246 billion 1.107%

Institutional
First $1 billion 1.089%
Next $5 billion 1.029%
Next $15 billion 0.985%
Next $25 billion 0.938%
Next $50 billion 0.911%
Next $150 billion 0.908%
Over $246 billion 0.907%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           77
                                Institutional Class                                                      9
                      2.  Dividends for a second class of open-end company shares
                                A Class                                           78
C Class                                           3
                                R Class                                           10

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.1101
                                 Institutional Class                                           $0.1279
           2. Dividends for a second class of open-end company shares
                      A Class                                           $0.0880
C Class                                            $0.0214
R Class                                           $0.0658

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      1,225
                      Institutional Class                                                      95
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           327
                                C Class                                            112
R Class                                            129

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.68
                      Institutional Class                                           $9.69
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.67
                                C Class                                            $9.62
R Class                                            $9.65

Series Number: 14
For period ending 6/30/14

48)           Investor, A, C & R
First $1 billion 1.182%
Next $1 billion 1.130%
Next $3 billion 1.100%
Next $5 billion 1.080%
Next $15 billion 1.067%
Next $25 billion 1.065%
Over $50 billion 1.065%

Institutional
First $1 billion 0.982%
Next $1 billion 0.930%
Next $3 billion 0.900%
Next $5 billion 0.080%
Next $15 billion 0.867%
Next $25 billion 0.865%
Over $50 billion 0.865%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           101
Institutional Class                                           10
2. Dividends for a second class of open-end company shares
                                A Class                                                      -
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0227
                      Institutional Class                                           $0.0428
           2. Dividends for a second class of open-end company shares
                                A Class                                           -
C Class                                           -
R Class                                            -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      2,692
                      Institutional Class                                                      129
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,344
                                C Class                                            882
                      R Class                                            11

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.50
                      Institutional Class                                           $10.53
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.45
                                C Class                                            $10.23
R Class                                            $10.38

Series Number: 15
For period ending 6/30/14

48)           Investor, A, C & R
First $1 billion 1.439%
Next $5 billion 1.379%
Next $15 billion 1.335%
Next $25 billion 1.288%
Next $50 billion 1.261%
Next $150 billion 1.258%
Over $246 billion 1.257%

Institutional
First $1 billion 1.239%
Next $5 billion 1.179%
Next $15 billion 1.135%
Next $25 billion 1.088%
Next $50 billion 1.061%
Next $150 billion 1.058%
Over $246 billion 1.057%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,048
Institutional Class                                                      50
2. Dividends for a second class of open-end company shares
                                A Class                                                      4
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1089
                                 Institutional Class                                           $0.1379
                      2. Dividends for a second class of open-end company shares
                      A Class                                           $0.0726
C Class                                           -
R Class                                           $0.0365

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      9,828
                      Institutional Class                                                      396
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           50
                                C Class                                            51
R Class                                            12

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $15.12
                      Institutional Class                                           $15.13
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $15.12
                                C Class                                            $15.01
R Class                                            $15.11

Series Number: 17
For period ending 6/30/14

48)	Investor, A, C & R
First $1 billion 1.589%
Next $5 billion 1.529%
Next $15 billion 1.485%
Next $25 billion 1.438%
Next $50 billion 1.411%
Next $150 billion 1.408%
Over $246 billion 1.407%

Institutional
First $1 billion 1.389%
Next $5 billion 1.329%
Next $15 billion 1.285%
Next $25 billion 1.238%
Next $50 billion 1.211%
Next $150 billion 1.208%
Over $246 billion 1.207%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           10
Institutional Class                                           1
2. Dividends for a second class of open-end company shares
                                A Class                                                      -
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0117
                      Institutional Class                                           $0.0410
           2. Dividends for a second class of open-end company shares
                                A Class                                           -
C Class                                           -
R Class                                            -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      948
                      Institutional Class                                                      31
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           78
                      C Class                                            44
R Class                                            33

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $16.02
                      Institutional Class                                           $16.03
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $15.97
                                C Class                                            $15.71
R Class                                            $15.91

Series Number: 18
For period ending 6/30/14

48)	Investor, A, C & R
1.520%

Institutional
1.320%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      274
                      Institutional Class                                                      150
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           150
                      C Class                                            25
R Class                                            25

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.04
                      Institutional Class                                           $10.06
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.03
                                C Class                                            $9.98
R Class                                            $10.01